Exhibit 10.17
AMENDMENT NO. 2
TO
LOAN AND SECURITY AGREEMENT
THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT, dated as of November 25, 2025 (this “Amendment”), is entered into by and among AOB PRODUCTS COMPANY, a Missouri corporation (“AOB Products”), CRIMSON TRACE CORPORATION, an Oregon corporation (“Crimson”; and together with AOB Products, each a “Borrowers” and collectively, the “Borrowers”), AMERICAN OUTDOOR BRANDS, INC., a Delaware corporation (“Parent”), BATTENFELD ACQUISITION COMPANY INC, a Delaware corporation (“Battenfeld”), BTI TOOLS, LLC, a Delaware limited liability company (“BTI”), ULTIMATE SURVIVAL TECHNOLOGIES, LLC, a Delaware limited liability company (“UST”), AOBC ASIA CONSULTING, LLC, a Delaware limited liability company (“AOBC Asia”), RIVERBEND OUTFITTERS, INC., a Missouri corporation (“Riverbend”; and together with Parent, Battenfeld, BTI, UST and AOBC Asia, each a “Guarantor” and collectively, the “Guarantors”), the lenders which are now or which hereafter become a party to the Loan Agreement (each a “Lender” and collectively, the “Lenders”) and TD BANK, N.A., a national banking association (in its individual capacity, “TD Bank”), in its capacity as agent (TD Bank, in such capacity, “Agent”) for Secured Parties.
BACKGROUND
A.Agent and Lenders have previously entered into financing arrangements with Borrowers pursuant to a certain Loan and Security Agreement, dated as of August 24, 2020, executed among Borrowers, Guarantors, Lenders and Agent (as the same now exists, as amended hereby, and as the same may hereafter be further amended, modified, supplemented, renewed, restated or replaced, the “Loan Agreement”) and various other documents, instruments and agreements executed and delivered to Agent and Lenders in connection therewith or related thereto (together with the Loan Agreement, collectively, the “Loan Documents”); and
B.Borrowers have requested that Agent and Lenders amend the Loan Agreement to increase the sublimit applicable to Letters of Credit; and Agent and Lenders are willing to agree to the foregoing on and subject to the terms and conditions set forth in this Amendment;
NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Definitions. Capitalized terms used in this Amendment and not otherwise defined shall have the same meanings ascribed to them in the Loan Agreement.
SECTION 2.Amendment to Loan Agreement. Subject to the satisfaction of all of the conditions set forth in Section 4 of this Amendment, Section 2.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
SECTION 3.“2.8    Letters of Credit.    Subject to the terms and conditions hereof, Agent shall issue or cause the issuance of letters of credit (collectively, “Letters of Credit”) by the Issuer on behalf of

Borrowers; provided, however, that, Agent will not be required to issue or cause to be issued any Letters of Credit to the extent that the face amount of such Letters of Credit would cause Excess Availability to be less than $0. The maximum amount of outstanding Letters of Credit shall not exceed $8,500,000 in the aggregate at any time. All outstanding reimbursement obligations and disbursements or payments related to Letters of Credit shall be deemed to be Base Rate Loans consisting of Revolving Advances and shall bear interest at the Interest Rate for Base Rate Loans. Notwithstanding anything to the contrary contained in this Agreement, in the event that there is a Defaulting Lender, an Impacted Lender or Prior Defaulting/Impacted Lender, Issuing Bank shall not be required to (and, in any event, shall not if directed by Agent) issue any Letter of Credit, or increase or extend or otherwise amend any Letter of Credit, unless Borrowers provide cash collateral to Issuing Bank with respect thereto to hold, on terms and conditions satisfactory to Issuing Bank and Agent, in an amount equal to such Defaulting Lender’s, Impacted Lender’s or Prior Defaulting/Impacted Lender’s Commitment Percentage of all obligations in respect of Letters of Credit and in any such event, the Defaulting or Impacted Lender or Prior Defaulting or Impacted Lender shall not be entitled to any commitment fee or Letter of Credit Fees.”
SECTION 4.Representations and Warranties of Loan Parties. The Loan Parties represent, warrant and covenant that:
(a)After giving effect to this Amendment, all representations and warranties contained in the Loan Agreement and in the other Loan Documents to which such Loan Party is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of the date of this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(b)There exists no Default or Event of Default, in each case, immediately before and after giving effect to the consummation of this Amendment;
(c)Each Loan Party (i) is duly organized or formed and existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its organization or formation, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, (iii) has all requisite power and authority to own and operate its properties, and to carry on the business of the Loan Parties, taken as a whole, as now conducted and as proposed to be conducted, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect, and (iv) has all requisite power and authority to enter into this Amendment and the other Loan Documents to which it is a party and to carry out the transactions contemplated thereby;
(d)As to each Loan Party, the execution, delivery, and performance by such Loan Party of this Amendment has been duly authorized by all necessary corporate and/or limited liability company action (as applicable) on the part of such Loan Party;

(e)As to each Loan Party, the execution, delivery, and performance by such Loan Party of this Amendment does not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the certificate of formation or certificate of incorporation (as applicable), operating agreement, by laws, or other organizational documentation of any Loan Party or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Loan Party where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Liens of any nature whatsoever upon any assets of any Loan Party, other than Permitted Encumbrances, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any Material Contract of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect.
SECTION 5.Conditions Precedent to Effectiveness of Amendment. This Amendment shall be effective at the time that each of the conditions precedent set forth in this Section 4 has been fully satisfied, as determined by Agent:
(a)Amendment. Agent shall have received duly executed signature pages for this Amendment signed by the Loan Parties, Agent, and the Lenders;
(b)Costs and Expenses. Agent shall have received payment or reimbursement by Loan Parties of all costs and expenses that are incurred or paid by Agent and Lenders in connection with this Amendment on or prior to the date hereof and that are reimbursable or payable to Agent pursuant to Section 16.10 of the Loan Agreement;
(c)Representations and Warranties. All of the representations and warranties of the Loan Parties under this Amendment and the other Loan Documents shall be true and correct in all material respects (in each case, without duplication of any materiality qualifier contained herein or therein, as applicable) as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and
(d)No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing or would result after giving effect to this Amendment.
SECTION 6.Reference to and Effect upon the Loan Documents.
(a)Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Loan Agreement and the other Loan Documents, all rights of Agent and the Lenders and all of the Obligations, shall remain in full force and effect. The Loan Parties hereby confirm that the Loan Agreement and the other Loan Documents are in full force and effect and that no Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Loan Agreement or any other Loan Document.
(b)Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and any waivers set forth herein shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Loan Agreement, this Amendment or any other Loan Document or (ii) amend, modify or operate as a waiver of any provision of the Loan Agreement or any other Loan Documents or any right, power or remedy of any member of the Lender Group.
(c)From and after the date hereof, (i) the term “Agreement” in the Loan Agreement, and all references to the Loan Agreement in any Loan Document, shall mean the Loan Agreement, as amended hereby, and (ii) the term “Loan Documents” in the Loan Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d)Except as expressly set forth herein, neither Agent nor any Lender has waived, is by this Amendment waiving or has any intention of waiving (regardless of any delay in exercising such rights and remedies) any Default or Event of Default which may be continuing on the date hereof or any Default or Event of Default which may occur after the date hereof, and neither Agent nor any Lender has agreed to forbear with respect to any of its rights or remedies concerning any Defaults or Events of Default which may have occurred or are continuing as of the date hereof or which may occur after the date hereof.
(e)This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Loan Agreement or any other Loan Document.
SECTION 7.Costs and Expenses. Borrowers agrees to pay all costs and expenses of Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith in accordance with the Loan Agreement (as amended hereby). All obligations provided herein shall survive any termination of the Loan Agreement as modified hereby.
SECTION 8.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE CHOICE OF LAW AND VENUE SET FORTH IN SECTION 16.1 OF THE LOAN AGREEMENT AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 12.3 OF THE LOAN AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE AND SHALL APPLY IN ALL RESPECTS TO THIS AMENDMENT.
SECTION 9.Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
SECTION 10.Headings. Headings used in this Amendment are for convenience only and shall not affect the interpretation of any provision hereof.
SECTION 11.Loan Document. This Amendment shall constitute a Loan Document.
SECTION 12.Reaffirmation. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacities in which such Loan Party grants Liens in its properties or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, in any case under the Loan Documents, hereby (i) acknowledges, ratifies and confirms that all Obligations constitute valid and existing “Obligations” under the Loan Agreement (as amended by this Amendment), and (ii) ratifies and confirms that (x) all Loan Documents to which it is a party and (y) its respective guarantees, pledges, grants of Liens and other similar rights or obligations, as applicable, under each of the Loan Documents to which it is party, in each case, remain in full force and effect after the effectiveness of this Amendment. Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to “Obligations” contained in any Loan Documents shall include, without limitation, the “Obligations” as such term is defined in the Loan Agreement (as amended by this Amendment) and (B) that the related guarantees and grants of security contained in such Loan Documents shall include and extend to such Obligations.
SECTION 13.Electronic Execution; Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or email transmission shall be deemed to be an original signature hereto. Each of the parties hereto explicitly consent to the electronic delivery of the terms of the transactions evidenced by this Amendment. Each of the parties hereto agree that their present intent to be bound by this Amendment may be evidenced by transmission of digital images of signed signature pages via facsimile, email, SMS or other digital transmission and affirms that such transmission indicates a present intent to be bound by the terms of the Amendment and is deemed to be valid execution and delivery as though an original ink or electronic signature. Loan Parties shall deliver original executed signature pages to Agent, but any failure to do so shall not affect the enforceability of this Amendment. An electronic image of this Amendment (including signature pages) shall be as effective as an original for all purposes.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

BORROWERS:
AOB PRODUCTS COMPANY

By:	/s/ H. Andrew Fulmer
Name:	H. Andrew Fulmer
Title:	Chief Financial Officer

CRIMSON TRACE CORPORATION

By:	/s/ H. Andrew Fulmer
Name:	H. Andrew Fulmer
Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to Loan and Security Agreement]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

GUARANTORS:
AMERICAN OUTDOOR BRANDS, INC.

By:	/s/ H. Andrew Fulmer
Name:	H. Andrew Fulmer
Title:	Chief Financial Officer

BATTENFIELD ACQUISITION COMPANY INC.

By:	/s/ H. Andrew Fulmer
Name:	H. Andrew Fulmer
Title:	Chief Financial Officer

BTI TOOLS, LLC

By:	/s/ H. Andrew Fulmer
Name:	H. Andrew Fulmer
Title:	Chief Financial Officer

ULTIMATE SURVIVAL TECHNOLOGIES, LLC

By:	/s/ H. Andrew Fulmer
Name:	H. Andrew Fulmer
Title:	Chief Financial Officer
[Signature Page to Amendment No. 2 to Loan and Security Agreement]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AOBC ASIA CONSULTING, LLC

By:	/s/ H. Andrew Fulmer
Name:	H. Andrew Fulmer
Title:	Chief Financial Officer

RIVERBEND OUTFITTERS, INC.

By:	/s/ H. Andrew Fulmer
Name:	H. Andrew Fulmer
Title:	Chief Financial Officer
[Signature Page to Amendment No. 2 to Loan and Security Agreement]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]
AGENT AND LENDER:
TD BANK, N.A., as Agent, Swingline Lender, Issuing Bank and a Lender

By:	/s/ Antimo Barbieri
Name:	Antimo Barbieri_________________
Title:	Vice President__________________

[Signature Page to Amendment No. 2 to Loan and Security Agreement]